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                            Prudential Mutual Funds
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                        SUPPLEMENT DATED MARCH 27, 2000

   The following section supplements the description of the Global Bond Team on page 17 of the Prospectus under 'How the Fund is Managed - Portfolio Managers':

   The Global Bond Team, headed by Steven Koomar and David Bessey, is primarily responsible for overseeing the day-to-day management of the Fund. Mr. Koomar was previously employed by Goldman Sachs, where he spent 13 years in their global fixed-income area, most recently as a proprietary currency trader. Mr. Koomar will focus on higher quality sovereign debt and currency risk. Mr. Bessey is a Senior Portfolio Manager and has been employed by Prudential since 1989. He was also the sector team leader for the emerging markets fixed-income group. Mr. Bessey and his team will focus on high-grade and high-yield foreign corporate and emerging market issues.

   Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

Name of Fund                                    Prospectus Date
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Prudential Global Total Return Fund, Inc.       March 8, 2000
Prudential International Bond Fund, Inc.        March 8, 2000
MF2000C1